                                                                   EXHIBIT 10.80

                               SERVICES AGREEMENT

         This SERVICES AGREEMENT ("Agreement") is entered into as of December 17, 2004, by and between Barington Capital Group, L.P., a New York limited partnership with an address at 888 Seventh Avenue, 17th Floor, New York, New York 10019 ("BCG"), and Dynabazaar, Inc., a Delaware corporation with an address at 888 Seventh Avenue, 17th Floor, New York, New York 10019 (the "Company").

                                    RECITALS:

         WHEREAS, the Company desires to engage BCG to provide to the Company with certain administrative, legal, mergers & acquisition and financial consulting services (collectively, the "Services") on the terms and conditions set forth herein; and

         WHEREAS, BCG desires to provide such Services on the terms and conditions as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants expressed herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       Services.
         ---------

         A.       Administrative Services

                  Subject to the terms and conditions contained herein, BCG will use commercially reasonable efforts to provide to the Company with the following administrative services, which shall be provided on a continuous basis without specific request:

         (i) maintenance of Company books and records, maintenance of separate Company bank accounts and preparation of financial statements;

         (ii) treasury services, including cash management services and cashier, payroll and payment services;

         (iii) human resource services and employee benefits administration, including, without limitation, workers compensation, health, dental, disability and life insurance programs and 401(k) programs (it being understood that it is the current intention of the Company to terminate all such benefits);

         (iv) preparation of tax returns and other reports and documents required to be filed with any Federal, state or local governmental taxing authority; and

         (v) administrative services, including secretarial services and telephone, telecopy and photocopy services.

         B.       Legal Services

                  Subject to the terms and conditions contained herein, BCG may, from time to time at the request of the Company, perform legal services for the Company, including, the preparation of filings with the Securities and Exchange Commission, the drafting and review of contracts, and such other legal services as the Company may require.

         C.       M&A and Financial Consulting Services

                  Subject to the terms and conditions contained herein, BCG may, from time to time at the request of the Company, act as a finder, financial consultant, supervisor of various third party services and/or a provider of merger & acquisition services in connection with various business transactions in which the Company or any subsidiary or affiliate of the Company may be involved, including, but not limited to, mergers, acquisitions or joint ventures (any of the foregoing, a "Transaction").

         In performing the Services set forth above, BCG shall be entitled to rely upon the opinions or advice of outside experts, including, without limitation, legal counsel and accountants retained by or on behalf of the Company, and shall have no liability to the Company with respect to any action or omission taken or suffered in reliance thereon. Furthermore, the foregoing shall in no way limit the effect of Section 6 hereof.

2.       Information.
         ------------

         In connection with BCG's activities on the Company's behalf, the Company will furnish BCG with all information and data concerning the Company (the "Information") which BCG may request, will provide BCG with access to the Company's officers, directors, employees, independent accountants and legal counsel, and will otherwise cooperate fully with BCG in order to facilitate BCG's performance of the Services. The Company represents and warrants that all Information made available to BCG by the Company will, at all times during the period of the engagement of BCG hereunder, be complete and correct in all material respects and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which such statements are made. The Company acknowledges and agrees that, in rendering its services hereunder, BCG will be using and relying on the Information (and information available from public sources and other sources deemed reliable by BCG) without independent verification thereof. BCG does not assume responsibility for the accuracy or completeness of the Information or any other information regarding the Company.

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3.       Compensation for Services; Expenses.
         ------------------------------------

         A. In consideration of the performance of the Services by BCG set forth in Section 1(A) above, the Company shall pay to BCG a monthly fee of $15,000, payable monthly in advance on the 1st of each month.

         B.       As additional consideration for the Services set forth in
                  Section 1(A) above, the Company hereby grants and delivers to designated nominees of BCG stock options (the "Options") to purchase 320,000 shares of the Company's common stock under the Company's 2000 Stock Option and Incentive Plan. The stock options are exerciseable at any time during the ten-year period commencing on the date hereof at an exercise price of $0.31 per share.

         C. In addition to the fees described in Section 3(A) above and the Options, the Company agrees to reimburse BCG, upon request from time to time, for all reasonable out-of-pocket expenses incurred by BCG (including fees and disbursements of counsel and of other consultants and advisors retained by or on behalf of the Company) in connection with the matters contemplated by this Agreement.

         D. The Company acknowledges and agrees that in return for any legal services provided to the Company by BCG pursuant to
                  Section 1(B) above, the Company will pay to BCG a fee equal to $175 per hour. This fee would increase by five percent (5%) on January 1, 2006.

         E. The Company acknowledges and agrees that in return for any services BCG provides to the Company pursuant to Section 1(C) above, the Company shall pay to BCG as compensation for such services a fee equal to (i) a percentage of the amount of the gross consideration paid in any Transaction, prior to, at, and with respect to, its closing, and, if applicable (ii) a percentage of (a) the gross amount of any post-closing earn-out paid in such Transaction, (b) the gross amount of any payments made to purchase any equity or assets not acquired at the time of the initial closing and/or (c) the earnings of the acquired business following the closing of such Transaction, in each case in an amount and in accordance with such terms as are agreed to between the Company and BCG.

4.       Term and Termination.
         ---------------------

         This Agreement shall take effect on and cover all Services provided by BCG to the Company from the date hereof until December 31, 2006. Notwithstanding the foregoing, BCG may terminate this Agreement at any time upon thirty (30) days' prior written notice to the Company.

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5.       Independent Contractor; Relationship of the Parties.
         ----------------------------------------------------

         A. Nothing herein shall be deemed to constitute BCG (or any of BCG's, employees or agents in their capacities as such) to be the employee or agent of the Company. BCG shall be an independent contractor and shall have responsibility for and control over the details and means of performing the Services. The parties acknowledge that certain employees of BCG may be appointed as officers of the Company. The Company acknowledges and agrees that, in such capacities, they shall be acting in their individual capacities and not as employees, agents or representatives of BCG.

         B. Nothing herein shall be construed as: (i) an assumption by BCG of responsibility for the operations of the Company except as expressly set forth in this Agreement; (ii) an assumption by BCG of any financial obligation of the Company; or (iii) the assumption by BCG of any responsibility for work performed by outside suppliers employed directly by the Company at the suggestion or recommendation of BCG.

6.       Indemnification; Exculpation.
         -----------------------------

         The Company agrees to indemnify and hold harmless BCG, its partners, employees, agents, representatives and affiliates, and their respective officers, directors, partners, members, employees, stockholders, agents, representatives and affiliates (collectively, "Indemnified Parties") against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements (and any and all actions, suits, proceedings and investigations in respect thereof and any and all reasonable legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, the reasonable costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which any Indemnified Party is a party), directly or indirectly, caused by, relating to, based upon, arising out of, or in connection with BCG's acting for the Company, including, without limitation, any act or omission by BCG or any Indemnified Party in connection with its acceptance of or the performance or non-performance of its obligations under this Agreement, except to the extent that any such liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from BCG's gross negligence or willful misconduct. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement of BCG, except to the extent that any such liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from BCG's gross negligence or willful misconduct. The provisions of this Section 6 shall survive termination of this Agreement.

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7.       Force Majeure.
         --------------

         BCG shall not be liable for failure of or delay in performing obligations set forth in this Agreement, and shall not be deemed in breach of its obligations, if such failure or delay results from causes beyond its reasonable control, including but not limited to any strikes, lock-outs or other labor difficulties, acts of any government, war, riot, insurrection or other hostilities, embargo, fuel or energy shortage, fire, flood, acts of God, wrecks or transportation delays, or inability to obtain necessary labor, materials or utilities. In event of such force majeure, BCG shall advise the Company of the beginning and end of the circumstances constituting the force majeure, and shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder as soon as reasonably practicable.

8.       Amendments, Etc.
         ----------------

         No amendment, modification, waiver, termination or discharge of any provision of this Agreement nor consent to any departure by a party therefrom, shall in any event be effective unless the same shall be in writing specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged (a) in the case of a waiver or modification, signed by the parties, and (b) in case of a waiver, termination or discharge, signed by the party granting or effecting the same. Each amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by the parties.

9.       Consequential Damages.
         ----------------------

         No party hereto shall be liable to any other party hereto, whether in contract, in tort (including negligence and strict liability), or otherwise, for any special, indirect, incidental, consequential, exemplary or punitive damages whatsoever (including lost or anticipated revenues or profits, business interruption costs or claims of customers relating to the same), which in any way arise out of, relate to, or are a consequence of, its performance or nonperformance hereunder, or the provision of or failure to provide any Administrative Service hereunder, even if an authorized representative of such party is advised of the possibility or likelihood of the same.

10.      Notices.
         --------

         All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth above or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) made by telex, telecopy or facsimile transmission, (c) sent by recognized overnight courier, or
(d) sent by registered or certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to be effective (i) if delivered by hand, at the time of the


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delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the third business day following the day such mailing is made.

11.      Further Assurances.
         -------------------

         Each of the parties hereto agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary or as the other party hereto may at any time and from time to time reasonably request in connection with this Agreement to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other party its rights and remedies under, this Agreement.

12.      Successors and Assigns; Severability.
         -------------------------------------

         This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdictions then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

13.      No Third Party Beneficiaries.
         -----------------------------

         Nothing contained in this Agreement shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto; provided that the provisions of Section 6 are intended for the benefit of the Indemnified Parties.

14.      Governing Law; Jurisdiction.
         ----------------------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law. Each of the parties irrevocably submits to the exclusive jurisdiction of any courts of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated hereby, which is brought by or against it.

15.      Entire Agreement.
         -----------------

         This Agreement constitutes, on and as of the date hereof, the entire agreement of the parties with respect to the subject matter hereof, an all prior or contemporaneous understandings or agreements, whether written or oral, between the parties with respect to such subject matter are hereby superseded in their entirety.

                                      -6-
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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representative as of the date set forth above.


                                         BARINGTON CAPITAL GROUP, L.P.

                                         By:  LNA Capital Corp., General Partner


                                         By: /S/ James A. Mitarotonda
                                             --------------------------
                                             James A. Mitarotonda
                                             Chairman


                                         DYNABAZAAR, INC.


                                         By: /S/ Rory Cowan
                                             --------------------------
                                             Rory Cowan
                                             Chairman


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